EXECUTION

UNDERWRITING AGREEMENT

November 13, 2006

Citigroup Global Markets Inc.
as Representative of the Several Underwriters
390 Greenwich Street, 6th Floor
New York, New York 10013

Ladies and Gentlemen:

Bayview Financial Securities Company, LLC (the “Depositor”), a Delaware limited liability company, has authorized the issuance and sale of Bayview Financial Mortgage Pass-Through Trust 2006-C Mortgage Pass-Through Certificates, Series 2006-C (the “Securities”). The Securities are designated as the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class A-IO, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3, Class X, Class P, Class R and Class RL Certificates.

Only the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class A-IO, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the “Underwritten Securities”) are being purchased by the Underwriters named in Schedule A hereto, and the Underwriters are purchasing only the Underwritten Securities set forth opposite their names in Schedule A, except that the amounts purchased by the Underwriters may change in accordance with Section 10 of this Underwriting Agreement (the “Agreement”). Citigroup Global Markets Inc. is acting as representative of the several Underwriters and in such capacity is hereinafter referred to as the “Representative.” If only one underwriter is named in Schedule A, the terms “Underwriter,” “Underwriters” and “Representative” shall refer to that named underwriter.

The Securities will be issued under a pooling and servicing agreement (the “Pooling and Servicing Agreement”) dated as of November 1, 2006, among the Depositor, as depositor, Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”). Capitalized but undefined terms shall have the meanings set forth in the Pooling and Servicing Agreement.

The Certificates will evidence fractional undivided interests in the trust fund (the “Trust”) formed pursuant to the Pooling and Servicing Agreement. The assets of the Trust will consist primarily of two pools of fixed and adjustable rate, fully amortizing and balloon mortgage loans secured by first liens on single-family residential, multifamily, commercial and mixed use properties. A form of the Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement.

The Securities are more fully described in a Registration Statement that the Depositor has furnished to the Underwriters.

SECTION 1. Representations and Warranties of the Depositor and the Seller.

(a) The Depositor represents and warrants to and agrees with the Underwriters that as of the date hereof and as of the Closing Date:

(i) A Registration Statement on Form S-3 (No. 333-131460) relating to the Underwritten Securities has (i) been prepared by the Depositor in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations (the “Regulations”) of the United States Securities and Exchange Commission (the “Commission”) thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective and is still effective as of the date hereof under the Securities Act. Copies of such Registration Statement have been delivered by the Depositor to the Underwriters. Such Registration Statement, as of its effective date, and each amendment thereto to the date of this Agreement, as of its effective date, including all exhibits thereto, is hereinafter called the “Registration Statement.” The Depositor proposes to prepare and file with the Commission pursuant to Rule 424 under the Securities Act a final prospectus dated November 10, 2006 (the “Base Prospectus”), a preliminary prospectus supplement dated November 10, 2006, relating to the Underwritten Securities (the “Preliminary Prospectus Supplement”) and a final prospectus supplement dated November 13, 2006, relating to the Underwritten Securities (the “Prospectus Supplement”). The Base Prospectus and the Preliminary Prospectus Supplement relating to the Underwritten Securities in the form to be filed with the Commission pursuant to Rule 424 are hereinafter together called the “Preliminary Prospectus,” and the Base Prospectus and the Prospectus Supplement relating to the Underwritten Securities in the form to be filed with the Commission pursuant to Rule 424 are hereinafter together called the “Final Prospectus.” Each of the Preliminary Prospectus and the Final Prospectus is referred to herein as a “Prospectus.” References made herein to a Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such Prospectus, and any reference to any amendment or supplement to the Final Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) after the date of the Final Prospectus and incorporated by reference in the Final Prospectus, and any reference to any amendment to the Registration Statement shall be deemed to include any report of the Depositor filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of the Final Prospectus or the effectiveness of the Registration Statement and no proceedings for such purpose are pending or, to the Depositor’s knowledge, threatened by the Commission. There are no contracts or documents of the Depositor that are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Regulations which have not been so filed or incorporated by reference therein on or prior to the effective date of the Registration Statement. The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied with respect to the Depositor and the Registration Statement.

(ii) The Registration Statement, the Preliminary Prospectus and the Final Prospectus conform, and any further amendments or supplements to the Registration Statement or the Final Prospectus will conform when they become effective or are filed with the Commission, as the case may be, in all material respects to the requirements of the Securities Act and the Regulations. The Registration Statement, as of the applicable effective date as to each part of the Registration Statement, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Preliminary Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to (i) information omitted from the Preliminary Prospectus but included in the Final Prospectus or (ii) information contained in or omitted from the Registration Statement or either Prospectus in reliance upon and in conformity with written information furnished to the Depositor in writing by any Underwriter through the Representative expressly for use therein, as specified on Exhibit A hereto (the “Underwriters’ Information”). The Final Prospectus and the Designated Static Pool Information, taken together, as of the date of the Final Prospectus, and as amended or supplemented as of the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Final Prospectus in reliance upon and in conformity with the Underwriters’ Information. “Designated Static Pool Information” shall mean the static pool information referred to in the Preliminary Prospectus and the Final Prospectus under the caption “Static Pool Information” but deemed to be excluded from the Registration Statement and the Prospectus pursuant to Item 1105(d) of Regulation AB under the Securities Act.

(iii) The documents incorporated by reference in the Preliminary Prospectus or the Final Prospectus, as applicable, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Regulations of the Commission thereunder; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Regulations of the Commission thereunder.

(iv) The Depositor has been duly organized and is validly existing under the laws of its jurisdiction of formation, and is in good standing in all states and jurisdictions where the character of its assets or the nature of its activities make such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Depositor. The Depositor has duly complied with, and its assets, business operations and leaseholds are in compliance in all material respects with, the provisions of federal, state and local laws, rules, regulations and orders applicable to it and its assets or the conduct of its business and it possesses all required licenses, permits, authorizations and approvals to the extent material to the conduct of its businesses, the ownership of its properties and its execution, delivery and performance of this Agreement and the Basic Documents to which it is a party.

(v) Except as disclosed in the Prospectus Supplement, there are no actions, proceedings or investigations pending with respect to which the Depositor has received service of process before or threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject (A) which, if determined adversely to the Depositor, would have a material adverse effect on the business or financial condition of the Depositor, (B) asserting the invalidity of any of the Basic Documents or the Securities, (C) seeking to prevent the issuance of the Securities or the consummation by the Depositor of any of the transactions contemplated by any of the Basic Documents to which it is a party or (D) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any of the Basic Documents or the Securities.

(vi) This Agreement has been, and each of the other Basic Documents to which it is a party, when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by the Depositor, and this Agreement constitutes, and each of the other Basic Documents to which it is a party, when executed and delivered as contemplated herein, will constitute a legal, valid and binding instrument enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to the effect of bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally, and court decisions with respect thereto, and to the application of equitable principles in any proceeding, whether at law or in equity, and with respect to rights of indemnity under any of the Basic Documents, limitations of public policy under applicable securities law.

(vii) The execution, delivery and performance by the Depositor of the Basic Documents to which it is a party, the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Securities do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party, by which the Depositor is bound or to which any of the properties or assets of the Depositor or any of its subsidiaries is subject, which breach or default would have a material adverse effect on the business, operations or financial condition of the Depositor or its ability to perform its obligations under any of the Basic Documents to which it is a party, nor will such actions result in any violation of the provisions of the certificate of formation or operating agreement of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets, which violation would have a material adverse effect on the business, operations or financial condition of the Depositor or its ability to perform its obligations under any of the Basic Documents to which it is a party.

(viii) The direction by the Depositor to the Trustee to execute, authenticate, issue and deliver the Securities has been duly authorized by the Depositor and, assuming the Trustee has been duly authorized to undertake such actions, when executed, authenticated, issued and delivered by the Trustee in accordance with the Pooling and Servicing Agreement, the Securities will be validly issued and outstanding and the holders of the Securities will be entitled to the rights and benefits of the Securities as provided by the Pooling and Servicing Agreement.

(ix) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Securities and the sale of the Underwritten Securities to the Underwriters, or the consummation by the Depositor of the other transactions contemplated by the Basic Documents to which it is a party, except (i) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Underwritten Securities by the Underwriters or as have been obtained and (ii) such recordations of assignments of the Mortgage Loans pursuant to the Pooling and Servicing Agreement as have not yet been completed.

(x) Immediately prior to the transfer of the Mortgage Loans contemplated by the Pooling and Servicing Agreement, the Depositor (i) will hold good title to the Mortgage Loans conveyed by the Depositor, subject to no liens, mortgages, charges, encumbrances or other security interest (collectively, “Liens”) that will not be released simultaneously with such transfer; (ii) will not have assigned to any person (other than the Trustee) any of its right, title or interest in the Mortgage Loans and (iii) will have the power and authority under all governmental and regulatory bodies having jurisdiction over the ownership of the Mortgage Loans to sell the Mortgage Loans to the Trustee and to sell the Underwritten Securities to the Underwriters. Upon execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Trustee will have acquired all of the Depositor’s right, title and interest in and to the Mortgage Loans. Upon delivery to the Underwriters of the Securities, the Underwriters will have good title to the Securities free of any Liens.

(xi) As of the Cut-off Date, the Mortgage Loans will conform, in all material respects, to the description thereof in the Final Prospectus.

(xii) Neither the Depositor nor the Trust Fund is an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations of the Commission thereunder.

(xiii) At the Closing Date, the Underwritten Securities and the Pooling and Servicing Agreement will conform in all material respects to the descriptions thereof contained in each Prospectus.

(xiv) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Basic Documents and the Securities have been paid or will be paid at or prior to the Closing Date.

(xv) Since the respective dates as of which information is given in the Final Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Depositor, whether or not arising in the ordinary course of business, and (B) there have been no transactions entered into by the Depositor that are material and have not been disclosed, other than those in the ordinary course of business.

(xvi) As of November 13, 2006, the Depositor was not an “ineligible issuer” as defined in Rule 405 under the Securities Act.

(xvii) Any certificate signed by an officer of the Depositor and delivered to the Representative or counsel for the Representative in connection with an offering of the Underwritten Securities shall be deemed to be a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

(xviii) As of the date of delivery, all information provided in writing to the Underwriters by the Depositor in connection with the issuance and sale of the Underwritten Securities is true and correct in all material respects or, if there is any material error in any such information, the Depositor has promptly provided corrected information to the Underwriters.

(xix) The Depositor hereby makes to the Underwriters the representations, warranties and covenants made by the Depositor in the Basic Documents, as applicable, as of the date of the execution and delivery of such agreements, and hereby incorporates each such representation, warranty and covenant into this Agreement for the benefit of the Underwriters as if set forth herein.

(b) Bayview Financial, L.P., as seller (the “Seller”) represents and warrants to and agrees with the Underwriters that as of the date hereof and the Closing Date:

(i) As of the date thereof and as of the Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(ii) The Seller has been duly organized and is validly existing under the laws of its jurisdiction of formation, and is in good standing in all states and jurisdictions where the character of its assets or the nature of its activities make such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Seller, and has not been known as or used any other corporate name since 1997 or any fictitious or trade names, except as was required to conduct business in a state other than its state of formation, in which case it used a name substantially similar to its name. The Seller has duly complied with, and its assets, business operations and leaseholds are in compliance in all material respects with, the provisions of federal, state and local laws, rules, regulations and orders applicable to it and its assets or the conduct of its business and it possesses all required licenses, permits, authorizations and approvals to the extent material to the conduct of its businesses, the ownership of its properties and its execution, delivery and performance of this Agreement and the Basic Documents to which it is a party.

(iii) Except as disclosed in the Prospectus Supplement, there are no actions, proceedings or investigations pending with respect to which the Seller has received service of process before or threatened by any court, administrative agency or other tribunal to which the Seller is a party or of which any of its properties is the subject (A) which, if determined adversely to the Seller, would have a material adverse effect on the business or financial condition of the Seller, (B) asserting the invalidity of any of the Basic Documents or the Securities, (C) seeking to prevent the issuance of the Securities or the consummation by the Seller of any of the transactions contemplated by any of the Basic Documents to which it is a party or (D) which might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, any of the Basic Documents to which it is a party or the Securities.

(iv) This Agreement has been, and each of the other Basic Documents to which it is a party, when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by the Seller, and this Agreement constitutes, and each of the other Basic Documents to which it is a party, when executed and delivered as contemplated herein, will constitute a legal, valid and binding instrument enforceable against the Seller in accordance with its terms, subject, as to enforceability, to the effect of bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally, and court decisions with respect thereto, and to the application of equitable principles in any proceeding, whether at law or in equity, and with respect to rights of indemnity under any of the Basic Documents, limitations of public policy under applicable securities law.

(v) The execution, delivery and performance by the Seller of the Basic Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Securities do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party, by which the Seller is bound or to which any of the properties or assets of the Seller or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Seller or its ability to perform its obligations under any of the Basic Documents to which it is a party, nor will such actions result in any violation of the provisions of any organizational document of the Seller or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller or any of its properties or assets, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Seller or its ability to perform its obligations under any of the Basic Documents to which it is a party.

(vi) Assuming the Trustee has been duly authorized to undertake such actions, when executed, authenticated, issued and delivered by the Trustee in accordance with the Pooling and Servicing Agreement, the Securities will be validly issued and outstanding and the holders of the Securities will be entitled to the rights and benefits of the Securities as provided by the Pooling and Servicing Agreement.

(vii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Securities and the sale of the Underwritten Securities to the Underwriters, or the consummation by the Seller of the other transactions contemplated by the Basic Documents to which it is a party; except (i) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Underwritten Securities by the Underwriters or as have been obtained and (ii) such recordations of assignments of the Mortgage Loans pursuant to the Pooling and Servicing Agreement as have not yet been completed.

(viii) Immediately prior to the assignment of the Mortgage Loans by the Seller to the Depositor, the Seller will have good title to, and will be the sole owner of, each Mortgage Loan free and clear of any pledge, mortgage, lien, security interest or other encumbrance.

(ix) As of the Cut-off Date, the Mortgage Loans will meet, in all material respects, the eligibility criteria described in the Prospectus and will conform to the descriptions thereof contained in the Final Prospectus.

(x) The Seller is not an “investment company” within the meaning of such term under the 1940 Act and the rules and regulations of the Commission thereunder.

(xi) At the Closing Date, the Underwritten Securities and the Pooling and Servicing Agreement will conform in all material respects to the descriptions thereof contained in each Prospectus.

(xii) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Basic Documents and the Securities have been paid or will be paid at or prior to the Closing Date.

(xiii) Since the respective dates as of which information is given in the Final Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Seller, whether or not arising in the ordinary course of business, and (B) there have been no transactions entered into by the Seller that are material and have not been disclosed, other than those in the ordinary course of business.

(xiv) Any certificate signed by an officer of the Seller and delivered to the Representative or counsel for the Representative in connection with an offering of the Underwritten Securities shall be deemed to be a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

(xv) As of the date of delivery, all information provided in writing to the Underwriters by the Seller in connection with the issuance and sale of the Underwritten Securities is true and correct in all material respects or, if there is any material error in any such information, the Seller has promptly provided corrected information to the Underwriters.

(xvi) The Seller hereby makes to the Underwriters the representations, warranties and covenants made by the Seller in the Basic Documents, as applicable, as of the date of the execution and delivery of such agreements, and hereby incorporates each such representation, warranty and covenant into this Agreement for the benefit of the Underwriters as if set forth herein.

SECTION 2. Purchase and Sale. The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth. The Depositor agrees to instruct the Trustee to issue the Securities and agrees to sell to each Underwriter, and each Underwriter agrees (except as provided in Sections 10 and 11 hereof) severally and not jointly to purchase from the Depositor, the aggregate initial principal amounts or percentage interests of the Underwritten Securities of each Class, as set forth opposite such Underwriter’s name on Schedule A, at the purchase price or prices (plus accrued interest, as appropriate) set forth on Schedule A.

SECTION 3. Delivery and Payment. Delivery of and payment for the Underwritten Securities shall be made at the offices of McKee Nelson LLP, 1919 M Street, N.W., Washington, D.C. 20036, or at such other place as shall be agreed upon by the Representative and the Depositor at 10:00 a.m. New York City time on November 17, 2006, or at such other time or date as shall be agreed upon by the Representative and the Depositor (such date being referred to as the “Closing Date”). Payment shall be made to the Depositor by wire transfer of same day funds payable to the account of the Depositor or its designee. Delivery of the Underwritten Securities shall be made to the Representative for the accounts of the several Underwriters against payment of the purchase price thereof. The Underwritten Securities so delivered will, unless otherwise specified, be initially represented by one or more certificates registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”). The interests of the beneficial owners of the Underwritten Securities will, unless otherwise specified, be represented by book entries on the records of DTC and participating members thereof. Definitive Underwritten Securities will be available only, unless otherwise specified, under the limited circumstances specified in the Pooling and Servicing Agreement.

SECTION 4. Offering by the Underwriters. It is understood that, subject to the terms and conditions hereof, the several Underwriters propose to offer the Underwritten Securities for sale to the public as set forth in the Prospectus.

SECTION 5. Agreements.

(a) The Depositor agrees as follows:

(i) To prepare the Preliminary Prospectus and the Final Prospectus in a form approved by the Underwriters and to file each such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second Business Day following the availability of such Prospectus to the Underwriters; to make no further amendment or any supplement to the Registration Statement or to either Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective prior to the termination of the offering of the Underwritten Securities or any supplement to the Final Prospectus or any amended Final Prospectus has been filed and to furnish the Underwriters or their counsel with copies thereof without charge; to file promptly all reports required to be filed by the Depositor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Final Prospectus and for so long as the delivery of a prospectus is required by law in connection with the offering or sale of the Underwritten Securities; and for so long as delivery of a prospectus is required by law, to promptly advise the Underwriters of its receipt of notice of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution of, or to the knowledge of the Depositor the threatening of, any proceeding for such purpose, or of: (i) any order preventing or suspending the use of a Prospectus; (ii) the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction; (iii) the initiation of or threat of any proceeding for any such purpose; or (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Final Prospectus or for additional information. In the event of the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending any such qualification, the Depositor promptly shall use its best efforts to obtain the withdrawal of such order by the Commission.

(ii) To furnish to the Underwriters and to counsel for the Underwriters upon request a copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(iii) To deliver promptly to the Underwriters without charge (for so long as delivery of a prospectus is required by law in connection with the offering or sale of the Underwritten Securities) such number as the Underwriters shall reasonably request of the Final Prospectus and any amended or supplemented Final Prospectus. If the delivery of a prospectus is required by law at any time prior to the expiration of nine months after the Closing Date in connection with the offering or sale of the Underwritten Securities, and if at such time any events shall have occurred as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Final Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Final Prospectus or to file under the Exchange Act any document incorporated by reference in the Final Prospectus in order to comply with the Securities Act or the Exchange Act, the Depositor shall notify the Underwriters and, upon any Underwriter’s request, shall file such document and prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Final Prospectus or a supplement to the Final Prospectus which corrects such statement or omission or effects such compliance, and in case the Underwriters are required by law to deliver a Final Prospectus in connection with sales of any of the Underwritten Securities at any time nine months or more after the Closing Date, upon the request of the Underwriters but at their expense the Depositor shall prepare and deliver to the Underwriters as many copies as the Underwriters may reasonably request of an amended or supplemented Final Prospectus complying with Section 10(a)(3) of the Securities Act.

(iv) For so long as delivery of a prospectus is required by law in connection with the offering or sale of the Underwritten Securities, to file promptly with the Commission any amendment to the Registration Statement or the Final Prospectus or any supplement to the Final Prospectus that may, in the judgment of the Depositor, be required by the Securities Act or requested by the Commission. Neither the Underwriters’ consent to nor their distribution of any amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

(v) To furnish the Underwriters and counsel for the Underwriters, prior to filing with the Commission, the following documents relating to the Underwritten Securities: any post-effective amendment to the Registration Statement or supplement to the Final Prospectus, or document incorporated by reference in the Final Prospectus other than any periodic reports required to be filed after the Closing Date.

(vi) To use commercially reasonable efforts, in cooperation with the Underwriters, to qualify the Underwritten Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States or elsewhere as the Underwriters may reasonably designate prior to the execution of this Agreement, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Underwritten Securities. The Depositor will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Underwritten Securities have been so qualified; provided, however, that the Depositor shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is now so subject.

(vii) To cause the Pooling and Servicing Agreement to provide that so long as the Underwritten Securities shall be outstanding, the Trustee shall deliver to the Underwriters: (i) the annual statement as to compliance delivered to the Trustee pursuant to Section 4.28 of the Pooling and Servicing Agreement; (ii) the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Section 4.29 of the Pooling and Servicing Agreement; (iii) the monthly servicing report furnished to the Trustee and (iv) the monthly reports furnished to the Certificateholders pursuant to Section 6.08 of the Pooling and Servicing Agreement.

(viii) To the extent that the Underwriters have complied with the terms of Sections 5(b) and 5A, to file with the Commission any Free Writing Prospectus (as defined herein) delivered to investors in accordance with Sections 5(b) and 5A as the Depositor is required under the Regulations to file, and to do so within the applicable period of time prescribed by the Regulations.

(b) Each Underwriter severally represents, warrants, covenants and agrees with the Depositor as to itself that:

(i) It has not provided and will not provide to any potential investor any information that would constitute “issuer information” within the meaning of Rule 433(h) under the Securities Act other than (x) information contained in the Preliminary Term Sheet, (y) Custom Loan Information or (z) Bloomberg Information (each as defined herein).

(ii) In disseminating information to potential investors, it has complied and will continue to comply fully with the Regulations, including but not limited to Rules 164 and 433 under the Securities Act and the requirements thereunder for filing and retention of free writing prospectuses.

(iii) It has not disseminated and will not disseminate any information relating to the Underwritten Securities in reliance on Rule 167 or 426 under the Securities Act.

(iv) It has not disseminated and will not disseminate any information relating to the Underwritten Securities in a manner reasonably designed to lead to its broad unrestricted dissemination within the meaning of Rule 433(d) under the Securities Act.

(v) Each Free Writing Prospectus disseminated by such Underwriter bore or will bear the applicable legends required under this Agreement, and no Free Writing Prospectus disseminated by such Underwriter bore or will bear any legend proscribed under this Agreement.

(vi) Prior to entering into any Contract of Sale, the Underwriter shall convey the Preliminary Prospectus to each prospective investor. The Underwriter shall maintain sufficient records to document its conveyance of the Preliminary Prospectus to each potential investor prior to the formation of the related Contract of Sale and shall maintain such records as required by the Regulations.

(vii) On or before the Closing Date, the Representative shall execute and deliver to McKee Nelson LLP a letter containing such information regarding original issue discount and the pricing of the Underwritten Securities as McKee Nelson LLP may reasonably request.

(viii) In relation to each member state of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), each Underwriter represents and agrees that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) and with respect to any class of Underwritten Securities with a minimum denomination of less than $100,000, it has not made and will not make an offer of Underwritten Securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Underwritten Securities which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Underwritten Securities to the public in that Relevant Member State at any time:

(1) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(2) to any legal entity which has two or more of (x) an average of at least 250 employees during the last financial year; (y) a total balance sheet of more than €43,000,000 and (z) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(3) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this Section, the expression an “offer of Underwritten Securities to the public” in relation to any class of Underwritten Securities, which class has a minimum denomination of less than $100,000, in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Underwritten Securities to be offered so as to enable an investor to decide to purchase or subscribe for the Underwritten Securities, as the same may be varied in that member state by any measure implementing the Prospectus Directive in that member state and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

(ix) Each confirmation of sale with respect to Underwritten Securities delivered by an Underwriter shall, if such confirmation of sale is not preceded or accompanied by delivery of the Final Prospectus, include a legend to the following effect in compliance with Rule 173 under the Securities Act:

Rule 173 notice: This security was sold pursuant to an effective registration statement that is on file with the SEC. You may request a copy of the final prospectus at www.sec.gov, or by calling [  ].

SECTION 5A. Offering Procedures. (a) The following terms have the specified meanings for purposes of this Agreement:

(i) “Bloomberg Information” means information provided by an Underwriter to Bloomberg, Intex or a similar entity, for use by investors and prospective investors that does not contain information other than identifying information relating to the Trust and the Certificates or any class of Certificates; the asset type supporting the Certificates; expected ratings; the expected pricing date, expected closing date and first payment date for the Certificates or any class of Certificates; expected principal amount and class amounts; principal payment windows; pricing speeds/prepayment assumptions; duration/modified duration; expected weighted average life, expected final payment date, expected legal final payment date and clean-up call or other redemption features; expected interest rate index; preliminary guidance as to the interest rate and/or yield for any class of Certificates (but not final interest rate or yield information); names of lead managers and co-managers; information about the principal amount of the Certificates of each class offered by each Underwriter; average lives; ratings and ratings agencies; credit enhancement provider, if any; 100% pot vs. retention status; percent interest only; geographic concentration; public, 144A or Reg S offering; 2a-7 and SMMEA eligibility; other similar or related information such as expected pricing parameters and benchmarks; pricing guidance; status of subscriptions and Underwriters' retentions and ERISA eligibility. References to “expected” in the foregoing includes ranges, windows or references to benchmarks.

(ii) “Custom Loan Information” means such information regarding the Mortgage Loans as is disseminated by any Underwriter to a potential investor, exclusive of Pool Information (in the form provided by the Depositor) and information included in the Preliminary Term Sheet.

(iii) “Contract of Sale” has the same meaning as the term “contract of sale” as used in Rule 159 under the Securities Act.

(iv) “Derived Information” means such information regarding the Underwritten Securities as is disseminated by any Underwriter to a potential investor, which information is prepared on the basis of or derived from, but does not include, (A) Issuer Information, (B) information contained in the Registration Statement, either Prospectus or any amendment or supplement to any of them, taking into account information incorporated therein by reference or (C) Pool Information.

(v) “Free Writing Prospectus” means the Preliminary Term Sheet and any Custom Loan Information or other information relating to the Underwritten Securities disseminated by the Depositor or any Underwriter that constitutes a “free writing prospectus” within the meaning of Rule 405 under the Securities Act.

(vi) “Issuer Information” means (1) the information contained in pages 1 through 32 and 41 through 89 of the Preliminary Term Sheet, exclusive of the information in the fourth and fifth columns of the table on page 4 thereof, (2) any Bloomberg Information that is consistent with the information specified in clause (1) of this definition, and (3) any other information provided in writing by the Depositor to the Underwriters specifically for dissemination to potential investors, attached hereto as Exhibit D.

(vii) “Preliminary Term Sheet” means the preliminary term sheet dated November 9, 2006, attached hereto as Exhibit C.

(b) Neither the Depositor nor any Underwriter will disseminate to any potential investor any information relating to the Underwritten Securities that constitutes a “written communication” within the meaning of Rule 405 under the Securities Act, other than the Preliminary Term Sheet, a Prospectus and, in the case of the Underwriters, Bloomberg Information, Derived Information or Custom Loan Information, unless (i) if an Underwriter seeks to disseminate such information, such Underwriter or the Representative has obtained the prior consent of the Depositor, or (ii) if the Depositor seeks to disseminate such information, the Depositor has obtained the prior consent of the Representative.

An Underwriter may convey Bloomberg Information, Derived Information or Custom Loan Information to a potential investor prior to entering into a Contract of Sale with such investor; provided, however, that Derived Information shall not be distributed in a manner reasonably designed to lead to its broad unrestricted dissemination within the maning of Rule 433(d) under the Securities Act. Each Underwriter shall maintain records of any conveyance of Derived Information to potential or actual investors and shall maintain such records as required by the Regulations.

Neither the Depositor nor any Underwriter shall disseminate or file with the Commission any information relating to the Underwritten Securities in reliance on Rule 167 or 426 under the Securities Act, nor shall any Underwriter disseminate any Free Writing Prospectus in a manner reasonably designed to lead to its broad unrestricted dissemination within the meaning of Rule 433(d) under the Securities Act.

(c) Each Free Writing Prospectus shall bear the applicable legends specified in Exhibit B-1 hereto, and may bear the applicable legends specified in Exhibit B-2 hereto. A Free Writing Prospectus shall not include any legend of a type specified in Exhibit B-3 hereto.

(d) Each Underwriter shall deliver (directly or through the Representative) to the Depositor and its counsel a copy, in electronic form, of each Free Writing Prospectus disseminated by such Underwriter that is required to be filed with the Commission, not later than two business days prior to the date on which such Free Writing Prospectus is required under the Regulations to be so filed.

SECTION 6. Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters hereunder to purchase the Underwritten Securities pursuant to this Agreement are subject to the following conditions as of the Closing Date:

(a) Each of the obligations of each of the Depositor and the Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of the Basic Documents to which it is a party shall have been duly performed and complied with, all of the representations and warranties of the Depositor and the Seller (other than any representation or warranty as to the Mortgage Loans or other Collateral) under any of the Basic Documents to which it is a party shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred that, with notice or the passage of time, would constitute a default under any of the Basic Documents to which it is a party, and the Representative shall have received certificates to the effect of the foregoing, each signed by an authorized officer of the Depositor or the Seller, as applicable.

(b) Prior to the Closing Date, (i) the Depositor shall have received verbal confirmation of the effectiveness of the Registration Statement and (ii) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted, or to the knowledge of the Depositor shall be contemplated, by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with.

(c) The Representative shall have received letters dated on or before the date on which the Prospectus Supplement is dated and printed, in form and substance reasonably acceptable to the Underwriters and their counsel, prepared by Deloitte & Touche LLP (i) regarding certain numerical information contained or incorporated by reference in the Preliminary Prospectus Supplement and the Prospectus Supplement and (ii) relating to certain agreed upon procedures as requested by the Underwriters relating to the Mortgage Loans, or shall have waived compliance with this condition.

(d) The Securities shall have received the ratings specified in the Prospectus Supplement.

(e) The Representative shall have received the following additional closing documents, in form and substance reasonably satisfactory to the Representative and its counsel:

(i) the Basic Documents and all documents required thereunder, duly executed and delivered by each of the parties thereto other than the Underwriters and their affiliates;

(ii) an officer’s certificate of an officer of the Seller and an officer’s certificate of an officer of the Depositor, in each case dated as of the Closing Date and reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters with a copy of the organizational documents of the Seller or the Depositor, as applicable;

(iii) an opinion of in-house counsel to the Seller, dated the Closing Date, reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, as to various corporate matters;

(iv) an opinion of in-house counsel to the Depositor, dated the Closing Date, reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, as to various corporate matters;

(v) an opinion of Sidley Austin LLP, counsel to the Underwriters, dated the Closing Date, reasonably satisfactory in form and substance to the Representative as to various matters;

(vi) a negative assurance letter of Sidley Austin LLP with respect to each Prospectus;

(vii) such opinions of McKee Nelson LLP, counsel to the Depositor, in form reasonably satisfactory to the Representative, counsel for the Underwriters, and the Rating Agencies as to such additional matters not opined to in the opinion delivered pursuant to clause (iv) above as shall be required for the assignment of the ratings specified in the Prospectus to the Underwritten Securities;

(viii) a negative assurance letter of McKee Nelson LLP with respect to each Prospectus, reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters;

(ix) an opinion of counsel to the Trustee, dated the Closing Date, in form and substance reasonably satisfactory to the Representative, counsel for the Underwriters and the Rating Agencies; and

(x) an officer’s certificate of an officer of the Trustee, dated as of the Closing Date, reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters.

(f) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters.

(g) The Seller and the Depositor shall have furnished the Representative with such other certificates of its officers or others and such other documents or opinions as the Representative or counsel for the Underwriters may reasonably request.

(h) Subsequent to the execution and delivery of this Agreement none of the following shall have occurred: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by Federal or New York state authorities; (iii) the United States shall have become engaged in material hostilities, there shall have been an escalation of such hostilities involving the United States or there shall have been a declaration of war by the United States; (iv) a material disruption in settlement or clearing operations shall occur; or (v) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) that is material and adverse and, in the case of any of the events specified in clauses (i) through (v), either individually or together with any other such event specified in clauses (i) through (v) makes it, in the reasonable judgment of the Representative, impractical or inadvisable to market the Underwritten Securities.

(i) There shall not have occurred any development that has caused a material adverse change in the financial condition or business operations of the Seller or the Depositor, which adverse change makes it impractical or inadvisable to market the Underwritten Securities.

If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Depositor at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 7 and 8.

SECTION 7. Payment of Expenses.

(a) The Seller agrees to pay (i) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in connection therewith; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (iii) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Preliminary Prospectus, the Final Prospectus and any amendment or supplement to the Final Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (iv) the costs of reproducing and distributing this Agreement; (v) any fees charged by securities rating agencies for rating the Underwritten Securities; (vi) the cost of accountants’ comfort letters relating to each Prospectus (except as otherwise agreed herein or in a separate letter agreement between the Depositor and the Representative); and (vii) all other costs and expenses incidental to the performance of the obligations of the Depositor and the Seller (including costs and expenses of counsel to the Depositor and the Seller).

(b) The Underwriters shall be solely responsible for (i) the costs and expenses of the Underwriters, including the costs and expenses of their counsel and any Blue Sky or legal investment surveys, and (ii) any due diligence expenses incurred by them, any transfer taxes on the Underwritten Securities that they may sell, the expenses of advertising any offering of the Underwritten Securities made by the Underwriters.

If this Agreement is terminated because of a breach by the Depositor or the Seller of any covenant or agreement hereunder (other than the failure of the closing condition set forth in Section 6(h) to be met), the Depositor and the Seller shall cause the Underwriters to be reimbursed for all reasonable out-of-pocket expenses, including fees and disbursements of counsel for the Underwriters.

SECTION 8. Indemnification and Contribution.

(a) Each of the Seller and the Depositor indemnifies and holds harmless each Underwriter, each Underwriter’s respective officers and directors and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

(i) against any and all losses, claims, expenses, damages or liabilities, joint or several, to which such Underwriter, its officers, directors or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof, including but not limited to any loss, claim, expense, damage or liability related to purchases and sales of the Underwritten Securities) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, either Prospectus, or any amendment or supplement to any of them, the Designated Static Pool Information or the Issuer Information, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading; and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Seller and the Depositor shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission, or alleged untrue statement or omission, made in any of such documents (x) in reliance upon and in conformity with any Underwriters’ Information; or (y) in any Derived Information in any Free Writing Prospectus, except in the case of clause (y) to the extent that any untrue statement or alleged untrue statement or omission therein results from an error or material omission in the information either in either Prospectus for which the Depositor or the Seller is responsible or concerning the characteristics of the Mortgage Loans furnished by the Seller to the Underwriters for use in the preparation of any Free Writing Prospectus (any such information, the “Pool Information”); provided, further, that no indemnity shall be provided by either the Depositor or the Seller for any error in the Pool Information that was superseded or corrected by the delivery to the Underwriters of corrected written or electronic information a reasonable amount of time prior to the confirmation of the sale of the applicable Securities and the Underwriters failed to provide the corrected information in written or electronic form, or for which the Seller or the Depositor provided written notice of such error to the Underwriters prior to dissemination by the Underwriters of the Pool Information and the Underwriters disseminated such uncorrected Pool Information (in each case, any such uncorrected Pool Information, a “Pool Error”); and provided, further, that the Seller and the Depositor shall not be liable in any such case to the extent that any such loss, claim, expense, damage or liability arises out of or is based upon an omission to include in the Preliminary Prospectus pricing and price-dependent information included in the Final Prospectus;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Depositor or the Seller; and

(iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by any such Underwriter), reasonably incurred in investigating, preparing to defend or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or clause (ii) above.

This indemnity agreement will be in addition to any liability that the Depositor may otherwise have.

(b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless each of the Seller and the Depositor, each of their partners or managers, each of their officers and each person, if any, who controls the Seller or the Depositor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, expenses, damages or liabilities to which the Seller or the Depositor or any such partner, manager, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (i) any Derived Information or Custom Loan Information disseminated by such Underwriter, (ii) any information, other than Derived Information, Custom Loan Information, Issuer Information or any Prospectus, disseminated by such Underwriter and (iii) the Registration Statement, either Prospectus or any amendment or supplement thereto, or arise out of, or are based upon, the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, but with respect to clauses (b)(i) and (ii) above, only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission does not result from an error or material omission in the Pool Information (other than a Pool Error), and with respect to clause (b)(iii) above, only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Underwriters’ Information of such Underwriter; and will reimburse any legal or other expenses reasonably incurred by the Seller, the Depositor or any such director, officer or controlling person in connection with investigating, preparing to defend or defending any such loss, claim, expense, damage, liability or action. This indemnity agreement will be in addition to any liability that such Underwriter may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action described therein, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the claim or commencement of the action; but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under this Section 8. In case any such claim or action is brought against any indemnified party, and it notifies the indemnifying party thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish to do so, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election to assume the defense of such claim or action and the appointment of counsel as provided under this Section 8, such indemnifying party shall not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party); or (iv) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the related Underwriter, if the indemnified parties under this Section 8 consist of one Underwriter or any of its controlling persons, by the Representative, if the indemnified parties under this Section 8 consist of more than one Underwriter or their controlling persons or the Depositor or the Seller, if the indemnified parties under this Section 8 consist of the Depositor or any of the Depositor’s directors, officers or controlling persons or the Seller or any of the Seller’s directors, officers or controlling persons.

No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability (to the extent set forth in Section 8(a) or Section 8(b) as applicable) by reason of such settlement or judgment.

Notwithstanding the foregoing paragraph, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

(d) If the indemnification provided for in Section 8(a) or 8(b) is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Depositor or the Seller on the one hand and the Underwriters on the other from the offering of the Underwritten Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor or the Seller on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Depositor or the Seller on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Underwritten Securities (before deducting expenses) received by the Depositor or the Seller bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Depositor or the Seller or by the Representative on behalf of the several Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to above in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of underwriting discounts and commissions received by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Depositor or the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling persons thereof, or by or on behalf of the Depositor or the Seller, and shall survive delivery of any Securities to the Underwriters.

SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters participating in the public offering of the Underwritten Securities shall fail at the Closing Date to purchase the Underwritten Securities that it is (or they are) obligated to purchase hereunder (the “Defaulted Securities”), then the non-defaulting Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the non-defaulting Underwriters have not completed such arrangements within such 24-hour period, then

(a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Underwritten Securities to be purchased pursuant to this Agreement, the non-defaulting Underwriters named in this Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all such non-defaulting Underwriters; or

(b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Underwritten Securities to be purchased pursuant to this Agreement, this Agreement shall terminate, without any liability on the part of the Depositor or any non-defaulting Underwriters.

No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from the liability with respect to any default of such Underwriter under this Agreement.

In the event of a default by any Underwriter as set forth in this Section 10, each of the non-defaulting Underwriters and the Depositor shall have the right to postpone the Closing Date for a period not exceeding five Business Days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

SECTION 11. Termination of Agreement. The Underwriters may terminate this Agreement immediately upon notice to the Depositor, at any time at or prior to the Closing Date if the events set forth in Section 6(h) of this Agreement shall occur and be continuing, or if any other closing condition set forth in Section 6 shall not have been fulfilled when required to be fulfilled. In the event of any such termination, the provisions of Section 7, Section 8, Section 9, Section 14 and Section 16 shall remain in effect.

SECTION 12. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriters, shall be delivered or sent to the Representative by mail, telex or facsimile transmission to Citigroup Global Markets Inc., 390 Greenwich Street, 6th Floor, New York, New York 10013, Facsimile (212) 723-8604, Attention: Randy Appleyard;

(b) if to the Depositor, shall be delivered or sent by mail, telex or facsimile transmission to Bayview Financial Securities Company, LLC, 4425 Ponce de Leon Boulevard, 4th Floor, Coral Gables, Florida 33146, Facsimile (305) 854-2031, Attention: Thomas F. Carr; and

(c) if to the Seller, shall be delivered or sent by mail, telex or facsimile transmission to Bayview Financial, L.P., 4425 Ponce de Leon Boulevard, 4th Floor, Coral Gables, Florida 33146, Facsimile (305) 854-2031, Attention: Thomas F. Carr.

SECTION 13. Persons Entitled to the Benefit of this Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Seller and the Depositor, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any of the Underwriters within the meaning of Section 15 of the Securities Act, and for the benefit of each Underwriter’s respective officers and directors and for the benefit of directors of the Seller and the Depositor, officers of the Depositor who have signed the Registration Statement and any person controlling the Seller and the Depositor within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

SECTION 14. Survival. The respective indemnities, representations, warranties and agreements of the Depositor, the Seller and the Underwriters contained in this Agreement, or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Underwritten Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

SECTION 15. Definition of the Term “Business Day.” For purposes of this Agreement, “Business Day” means any day on which the New York Stock Exchange, Inc. is open for trading.

SECTION 16. Governing Law: Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The parties hereto hereby submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Agreement or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby agree that all claims in respect of any such action or proceeding may be heard or determined in New York State court or, to the extent permitted by law, in such federal court.

SECTION 17. Counterparts. This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

SECTION 18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

SECTION 19. No Fiduciary Duty. The Depositor and the Seller hereby acknowledge that (a) the Underwriters are acting as principal and not as an agent or fiduciary of the Depositor and the Seller and (b) their engagement of the Underwriters in connection with the Offering is as independent contractors and not in any other capacity. Furthermore, each of Depositor and the Seller agrees that it is solely responsible for making its own judgments in connection with the Offering (irrespective of whether any of the Underwriters has advised or is currently advising the Depositor or the Seller on related or other matters).

If the foregoing correctly sets forth the agreement among the Depositor, the Seller and the Underwriters, please indicate your acceptance in the space provided for the purpose below.

Very truly yours,

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC

By:	/s/ Jason Somerville
Name: Jason Somerville
Title: Vice President

BAYVIEW FINANCIAL, L.P.

By: BAYVIEW FINANCIAL MANAGEMENT CORP., its General Partner

By:	/s/ Jason Somerville
Name: Jason Somerville
Title: First Vice President

CONFIRMED AND ACCEPTED,
as of the date first above written:

CITIGROUP GLOBAL MARKETS INC.

Acting on its own behalf and as Representative of the Several Underwriters referred to in the foregoing Agreement

By: /s/ Randy Appleyard
Name: Randy Appleyard
Title: Director

SCHEDULE A

Underwritten Securities

Class	Original Class Principal Amount or Notional Balance(1)		Class Interest Rate(2)	Purchase Price Percentage	Amount to be purchased by Citigroup Global Markets Inc.		Amount to be purchased by J.P. Morgan Securities Inc.	Amount to be purchased by Merrill Lynch, Pierce, Fenner & Smith Incorporated
A-IO	$81,461,786	(3)	Variable	3.89480%	$81,461,786	(3)	$0	$0
1-A1	$68,427,000		Adjustable	99.75939%	$55,882,050		$6,272,475	$6,272,475
1-A2	$24,900,000		Adjustable	99.75973%	$20,335,000		$2,282,500	$2,282,500
1-A3	$9,995,000		Adjustable	99.75814%	$8,162,583		$916,208	$916,208
1-A4	$12,915,000		Adjustable	99.59669%	$10,547,250		$1,183,875	$1,183,875
1-A5	$12,915,000		Adjustable	99.67844%	$10,547,250		$1,183,875	$1,183,875
2-A1	$51,927,000		Adjustable	99.68000%	$42,407,050		$4,759,975	$4,759,975
2-A2	$19,765,000		Adjustable	99.68000%	$16,141,417		$1,811,792	$1,811,792
2-A3	$29,102,000		Adjustable	99.68000%	$23,766,633		$2,667,683	$2,667,683
2-A4	$100,794,000		Adjustable	99.68000%	$82,315,100		$9,239,450	$9,239,450
M-1	$19,871,000		Adjustable	99.36000%	$16,227,983		$1,821,508	$1,821,508
M-2	$5,541,000		Adjustable	99.20000%	$4,525,150		$507,925	$507,925
M-3	$9,745,000		Adjustable	99.12000%	$7,958,417		$893,292	$893,292
M-4	$4,395,000		Adjustable	98.96000%	$3,589,250		$402,875	$402,875
B-1	$3,821,000		Adjustable	98.88000%	$3,120,483		$350,258	$350,258
B-2	$3,139,000		Adjustable	98.80000%	$2,563,517		$287,742	$287,742
B-3	$3,371,000		Adjustable	98.26229%	$2,752,983		$309,008	$309,008

(1)	These balances are approximate, as described in the Prospectus Supplement.

(2)	The interest rate for each class of certificates is subject to limitation, as described in the Prospectus Supplement.

(3)
Initial notional balance. The Class A-IO Certificates are interest-only certificates; they will not be entitled to payments of principal. Interest will accrue on each component of the Class A-IO Certificates at a variable rate as described in the Prospectus Supplement.

EXHIBIT A

Underwriters’ Information:

The information set forth in the first, second and third paragraphs (including the table contained therein) under the caption “Method of Distribution” in each of the Preliminary Prospectus Supplement and the Prospectus Supplement.

A-1

EXHIBIT B-1

A legend in substantially the following form must appear on each Free Writing Prospectus:

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from either (i) Bayview Financial, L.P., 4425 Ponce de Leon Blvd., 5th Floor, Coral Gables, FL 33146; Attn: Structured Finance or by calling (800) 457-5104, Attention: Jason Somerville, or (ii) Citigroup Global Markets Inc. by calling (877) 858-5407.

The following additional legends must appear on the Preliminary Term Sheet (including each version thereof), any amendment thereof or supplement thereto:

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes similar information contained in any prior free writing prospectus relating to these securities.

This free writing prospectus does not constitute an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The following additional legends must appear on any final term sheet (including each version thereof), any amendment thereof or supplement thereto:

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes similar information contained in any prior free writing prospectus relating to these securities.

This free writing prospectus does not constitute an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

B-1-1

The following additional legends must appear on each Free Writing Prospectus that includes Derived Information:

The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

None of Bayview Financial Securities Company, LLC or any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented in this free writing prospectus, although that information may be based in part on loan level data provided by Bayview Financial Securities Company, LLC or its affiliates.

B-1-2

EXHIBIT B-2

The following additional legends may appear on the Preliminary Term Sheet (including each version thereof), any amendment thereof or supplement thereto, and any final term sheet:

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Please click here for a copy of the base prospectus applicable to this offering. [insert link direct to base as posted on a website, or link to an embedded pdf copy of the base prospectus]

The following additional legend, or a similar legend to the following effect, may appear on any Free Writing Prospectus disseminated prior to the time of contract of sale, if reflective of the understanding between the Underwriter and the investor:

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, asset-backed securities and the asset pools backing them are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance. As a result, you may commit to purchase securities with characteristics that may change materially, and all or a portion of the securities may not be issued with material characteristics described in these materials. Our obligation to sell securities to you is conditioned on those securities having the material characteristics described in these materials. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities you committed to purchase, and there will be no liability between us as a consequence of the non-delivery. However, unless the class of securities you committed to purchase has been eliminated, we will provide you with revised offering materials and offer you an opportunity to purchase that class, as described in the revised offering materials. To indicate your interest in purchasing the class you must affirmatively communicate to us your desire to do so within _____ days after receipt of the revised offering materials, but in no event later than the business day before the date the securities are issued.

B-2-1

The following additional legend may appear on any Free Writing Prospectus disseminated prior to time of contract of sale:

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. You may withdraw your indication of interest at any time.

The following additional legend may appear on any Free Writing Prospectus that includes Derived Information:

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you in order to make your investment decision.

B-2-2

EXHIBIT B-3

No legend to the following effect, whether or not expressed in different language, may be included in any Free Writing Prospectus:

Any statement that the free writing prospectus will be superseded by the final prospectus.

Any disclaimer of responsibility or liability for, or any disclaimer of the accuracy or completeness of, the content of the free writing prospectus that would not be appropriate for a prospectus or registration statement. [For example, a disclaimer by any party of the accuracy of information for which that party has statutory liability would not be appropriate. However, factual statements regarding the role of any party in preparing, providing, approving or verifying any information may be made.]

Any statement requiring investors to read, or acknowledge they have read, any disclaimers or legends, the base prospectus or the registration statement.

Language stating that the free writing prospectus is not a prospectus or an offer to sell or a solicitation of an offer to buy (other than such a statement as to jurisdictions in which such offer or sale is not permitted).

Any statement that the free writing prospectus is privileged or confidential, or that its use is otherwise restricted.

Any statement that the free writing prospectus does not contain all material information, or that it will be supplemented by the final prospectus.

Any statement that the free writing prospectus is subject to change without notice.

Any statement that the investment decision should be based on, or may only be made based on, the final prospectus or any other information that is delivered only after the time of the contract for sale of the securities.

B-3-1

EXHIBIT C

Preliminary Term Sheet

C-1

EXHIBIT D

Additional Issuer Information

D-1